Vanguard® Utilities Index Fund
Schedule of Investments (unaudited)
As of November 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (99.6%)
Electric Utilities (60.6%)
	NextEra Energy Inc.	12,076,770	1,048,022
	Duke Energy Corp.	4,736,278	459,466
	Southern Co.	6,518,398	398,274
	Exelon Corp.	6,019,694	317,418
	American Electric Power Co. Inc.	3,079,743	249,613
	Xcel Energy Inc.	3,314,679	211,245
	Eversource Energy	2,115,498	174,042
	Edison International	2,337,493	152,592
	PPL Corp.	4,737,922	131,856
	FirstEnergy Corp.	3,350,187	126,168
	Entergy Corp.	1,237,080	124,129
*	PG&E Corp.	9,165,822	108,890
	Evergy Inc.	1,411,719	89,362
	Alliant Energy Corp.	1,540,693	84,415
	NRG Energy Inc.	1,506,784	54,274
	Pinnacle West Capital Corp.	694,266	45,162
	OGE Energy Corp.	1,232,237	42,290
	IDACORP Inc.	310,985	32,535
	Portland General Electric Co.	550,362	26,786
	Hawaiian Electric Industries Inc.	672,277	25,540
	PNM Resources Inc.	501,489	24,693
	Avangrid Inc.	476,239	24,107
	ALLETE Inc.	322,015	18,880
	Otter Tail Corp.	255,295	16,694
	MGE Energy Inc.	223,186	16,201
			4,002,654
Gas Utilities (4.3%)
	Atmos Energy Corp.	805,123	72,719
	UGI Corp.	1,287,741	53,119
	National Fuel Gas Co.	533,231	30,826
	Southwest Gas Holdings Inc.	363,724	23,937
	New Jersey Resources Corp.	594,235	21,856
	ONE Gas Inc.	329,425	21,360
	Spire Inc.	318,030	19,034
	South Jersey Industries Inc.	690,555	16,228
	Chesapeake Utilities Corp.	108,240	13,785
	Northwest Natural Holding Co.	189,054	8,152
			281,016
Independent Power and Renewable Electricity Producers (3.8%)
	AES Corp.	4,102,078	95,907
	Vistra Corp.	2,673,207	53,143
	NextEra Energy Partners LP	471,653	40,114

		Shares	Market Value ($000)
	Ormat Technologies Inc. (XNYS)	275,326	20,787
*	Sunnova Energy International Inc.	517,888	19,146
	Clearway Energy Inc. Class C	455,612	17,004
	Clearway Energy Inc. Class A	226,233	7,812
			253,913
Multi-Utilities (26.0%)
	Dominion Energy Inc.	4,977,257	354,381
	Sempra Energy (XNYS)	1,885,752	226,045
	Public Service Enterprise Group Inc.	3,112,316	194,489
	Consolidated Edison Inc.	2,175,447	168,902
	WEC Energy Group Inc.	1,941,815	168,802
	DTE Energy Co.	1,192,799	129,228
	Ameren Corp.	1,483,025	121,000
	CMS Energy Corp.	1,783,140	104,938
	CenterPoint Energy Inc.	3,649,794	94,566
	NiSource Inc.	2,415,874	59,213
	MDU Resources Group Inc.	1,246,075	33,930
	Black Hills Corp.	390,675	25,050
	NorthWestern Corp.	317,310	17,547
	Avista Corp.	429,621	16,545
	Unitil Corp.	97,468	4,039
			1,718,675
Water Utilities (4.9%)
	American Water Works Co. Inc.	1,117,261	188,337
	Essential Utilities Inc.	1,437,108	67,932
	American States Water Co.	227,069	21,385
	California Water Service Group	317,205	19,987
	SJW Group	174,727	11,768
	Middlesex Water Co.	107,751	11,103
	York Water Co.	80,847	3,788
			324,300
Total Common Stocks (Cost $6,007,554)			6,580,558
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1]	Vanguard Market Liquidity Fund, 0.077% (Cost $231)	2,306	231
Total Investments (99.6%) (Cost $6,007,785)			6,580,789
Other Assets and Liabilities—Net (0.4%)			28,164
Net Assets (100.0%)			6,608,953
Cost is in $000.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2021	29	6,621	(192)

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid) (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Ameren Corp.	1/31/22	GSI	8,579	(0.091)[1]	—	(420)
Sempra Energy	8/31/22	BANA	9,590	(0.060)[2]	—	(1)
					—	(421)
1	Based on 1M USD London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/paid monthly.
2	Based on 1M USD Overnight Bank Funding Rate as of the most recent payment date. Floating interest payment received/paid monthly.
1M—1-month.
BANA—Bank of America, N.A.
GSI—Goldman Sachs International.
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
C.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of November 30, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	6,580,558	—	—	6,580,558
Temporary Cash Investments	231	—	—	231
Total	6,580,789	—	—	6,580,789
Derivative Financial Instruments
Liabilities
Futures Contracts	192	—	—	192
Swap Contracts	—	421	—	421
Total	192	421	—	613